GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Jun. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
GOODWILL AND INTANGIBLE ASSETS
The change in the net carrying amount of goodwill by reportable segment was as follows:

	Beauty	Grooming	Health Care	Fabric Care and Home Care	Baby, Feminine and Family Care	Corporate	Total Company
GOODWILL at JUNE 30, 2013 - Gross	$13,759	$21,775	$6,185	$1,973	$4,828	$4,922	$53,442
Accumulated impairment losses at June 30, 2013	—	(1,158)	—	—	—	—	(1,158)
GOODWILL at JUNE 30, 2013 - Net	13,759	20,617	6,185	1,973	4,828	4,922	52,284
Acquisitions and divestitures	—	—	—	(3)	—	(2,445)	(2,448)
Goodwill impairment charges	—	—	—	—	—	—	—
Translation and other	306	322	95	11	82	77	893
GOODWILL at JUNE 30, 2014 - Gross	14,065	22,097	6,280	1,981	4,910	2,554	51,887
Accumulated impairment losses at June 30, 2014	—	(1,158)	—	—	—	—	(1,158)
GOODWILL at JUNE 30, 2014 - Net	14,065	20,939	6,280	1,981	4,910	2,554	50,729
Acquisitions and divestitures	(136)	—	(6)	(3)	—	(449)	(594)
Goodwill impairment charges	—	—	—	—	—	(2,064)	(2,064)
Translation and other	(1,225)	(1,320)	(398)	(104)	(361)	(41)	(3,449)
GOODWILL at JUNE 30, 2015 - Gross	12,704	20,777	5,876	1,874	4,549	2,064	47,844
Accumulated impairment losses at June 30, 2015	—	(1,158)	—	—	—	(2,064)	(3,222)
GOODWILL at JUNE 30, 2015 - Net	$12,704	$19,619	$5,876	$1,874	$4,549	$—	$44,622
On July 9, 2015, the Company announced the signing of a definitive agreement to divest four product categories, comprised of 43 of its beauty brands (“Beauty Brands”), which will be merged with Coty, Inc. The transaction includes the global salon professional hair care and color, retail hair color, cosmetics and fine fragrance businesses, along with select hair styling brands (see Note 13). The Beauty Brands had historically been part of the Company's Beauty reportable segment (previously named Beauty, Hair and Personal Care). In accordance with applicable accounting guidance for the disposal of long-lived assets, the results of the Beauty Brands are presented as discontinued operations. As a result, the goodwill attributable to the Beauty Brands as of June 30, 2015, 2014 and 2013 is excluded from the preceding table and is reported in Noncurrent assets held for sale in the Consolidated Balance Sheets.
During 2015, we determined that the estimated fair value of our Batteries reporting unit was less than its carrying amount, resulting in a series of impairment charges. The underlying fair value assessment was initially triggered by an agreement in September 2014 to sell the China-based battery joint venture and a related decision to pursue options to exit the remainder of the Batteries business. The agreement to sell the China-based battery joint venture was at a transaction value that was below the earnings multiple implied from the prior valuation of our Batteries business, which effectively eliminated our fair value cushion. As a result, the remaining business unit cash flows no longer supported the remaining carrying amount of the Batteries business. Due largely to these factors, we recorded an initial non-cash, before and after-tax impairment charge of $863 to reduce the carrying amount of goodwill for the Batteries business unit to its estimated fair value. These same factors resulted in a decline in the fair value of our Duracell trade name intangible asset below its carrying value. This resulted in a non-cash, before-tax impairment charge of $110 ($69 after tax) to reduce the carrying amount of this asset to its estimated fair value.
In November 2014, the Company reached an agreement to divest the Batteries business via a split transaction in which the Company will exchange a recapitalized Duracell Company for Berkshire Hathaway's (BH) shares of P&G stock (see Note 13). Based on the terms of the agreement and the value of BH's shares of P&G stock as of the transaction date and changes thereto through June 30, 2015, the Company recorded additional non-cash, before and after-tax impairment charges totaling $1.2 billion. All of the fiscal 2015 impairment charges in the Batteries business are included as part of discontinued operations. The Batteries goodwill is included in Corporate in the preceding table as of June 30, 2013 and 2014. The remaining Batteries goodwill at June 30, 2015 is excluded from the preceding table and is reported in current assets held for sale in the Consolidated Balance Sheet. The remaining change in goodwill during fiscal 2015 was primarily due to currency translation across all reportable segments.
On July 31, 2014, the Company completed the divestiture of its Pet Care operations in North America, Latin America and other selected countries. In December 2014, the Company completed the divestiture of its Pet Care operations in the other markets, primarily the European union countries. The Pet Care business was accounted for as a discontinued operation as of June 30, 2014. As a result, the Pet Care goodwill is included in Corporate in the preceding table as of June 30, 2013. Pet Care goodwill and intangible assets at June 30, 2014 were reported in assets held for sale in accordance with the accounting principles for discontinued operations. The remaining change in goodwill during fiscal 2014 was primarily due to currency translation across all reportable segments.
All of the goodwill and indefinite-lived intangible asset impairment charges that are not reflected in discontinued operations are included in Corporate for segment reporting.
The goodwill and intangible asset valuations are dependent on a number of significant estimates and assumptions, including macroeconomic conditions, overall category growth rates, competitive activities, cost containment and margin expansion and Company business plans. We believe these estimates and assumptions are reasonable and are comparable to those that would be used by other marketplace participants. However, actual events and results could differ substantially from those used in our valuations. To the extent such factors result in a failure to achieve the level of projected cash flows used to estimate fair value, we may need to record additional non-cash impairment charges in the future. We also considered the structure and value of the divestiture agreement with BH in the impairment testing for Batteries. If the value of BH’s shares of the Company declines further before the transaction closing date, we may need to record additional non-cash impairment charges as part of discontinued operations in the future.
Identifiable intangible assets were comprised of:

	2015		2014
Years ended June 30	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
INTANGIBLE ASSETS WITH DETERMINABLE LIVES
Brands	$3,039	$(1,721)	$3,372	$(1,672)
Patents and technology	$2,619	$(2,028)	$2,839	$(2,072)
Customer relationships	$1,395	$(464)	$1,732	$(543)
Other	$252	$(123)	$287	$(128)
TOTAL	$7,305	$(4,336)	$8,230	$(4,415)
INTANGIBLE ASSETS WITH INDEFINITE LIVES
Brands	$22,041		$24,914
TOTAL	$29,346	$(4,336)	$33,144	$(4,415)

Due to the divestiture of the Beauty Brands, Batteries and Pet Care businesses, intangible assets specific to these businesses are reported in assets held for sale in accordance with the accounting principles for assets held for sale as of June 30, 2015 and 2014 (see Note 13).
Amortization expense of intangible assets, including amortization of assets classified as discontinued operations, was as follows:

Years ended June 30	2015	2014	2013
Intangible asset amortization	$457	$514	$528

Estimated amortization expense over the next five fiscal years is as follows:

Years ending June 30	2016	2017	2018	2019	2020
Estimated amortization expense	$388	$316	$291	$273	$246

These estimates do not reflect the impact of future foreign exchange rate changes.